Exhibit 99.1

Rocket Companies to acquire Mr. Cooper Accelerating the mission to help everyone home. March 31, 2025

Disclaimer Important Information for Investors and Stockholders In connection with the proposed transaction, Rocket will file with the SEC the Registration Statement on Form S-4, containing the Joint Proxy and Information Statement/Prospectus. After the Registration Statement has been declared effective by the SEC, the Joint Proxy and Information Statement/Prospectus will be delivered to stockholders of Rocket and Mr. Cooper. Rocket and Mr. Cooper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy and Information Statement/Prospectus or Registration Statement or any other document which Rocket or Mr. Cooper may file with the SEC. INVESTORS AND SECURITYHOLDERS OF ROCKET AND MR. COOPER ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROCKET, MR. COOPER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of Rocket and Mr. Cooper will be able to obtain copies of the Registration Statement and the Joint Proxy and Information Statement/Prospectus, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Rocket and Mr. Cooper, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by Rocket will be available free of charge under the SEC Filings heading of the Investor Relations section of Rocket’s website at ir.rocketcompanies.com. Copies of the documents filed with the SEC by Mr. Cooper will be available free of charge under the Financials & Filings heading of the Investor Relations section of Mr. Cooper’s website investors.mrcoopergroup.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Rocket and Mr. Cooper and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Mr. Cooper’s stockholders in respect of the transaction under the rules of the SEC. Information regarding Rocket’s directors and executive officers is available in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2024, and Rocket’s proxy statement, dated April 26, 2024, for its 2024 annual meeting of stockholders (the “Rocket 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”; “Named Executive Officer Compensation Tables”; “Security Ownership of Certain Beneficial Owners and Management” and “Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation” in the Rocket 2024 Proxy. Any changes in the holdings of Rocket’s securities by Rocket’s directors or executive officers from the amounts described in the Rocket 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Rocket 2024 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Mr. Cooper’s directors and executive officers is available in Mr. Cooper’s Annual Report on Form 10-K for the year ended December 31, 2024, and Mr. Cooper’s proxy statement, dated April 11, 2024, for its 2024 annual meeting of stockholders (the “Mr. Cooper 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”; “Historical Executive Compensation Information”; “Proposal 2: Advisory Vote on Say on Pay” and “Beneficial Ownership” in the Mr. Cooper 2024 Proxy. Any changes in the holdings of Mr. Cooper’s securities by Mr. Cooper’s directors or executive officers from the amounts described in the Mr. Cooper 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Mr. Cooper 2024 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Joint Proxy and Information Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Cautionary Statement Regarding Forward-Looking Information This communication contains statements regarding the proposed transaction between Rocket Companies, Inc. (“Rocket”) and Mr. Cooper Group Inc. (“Mr. Cooper”); future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) entered into by Rocket and Mr. Cooper on March 31, 2025; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected filing by Rocket with the Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus and information statement of Rocket and a proxy of Mr. Cooper to be included therein (the “Joint Proxy and Information Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements. Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket’s and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket’s or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others whom Rocket or Mr. Cooper does business, or on Rocket’s or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket’s and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket’s or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket and Mr. Cooper businesses post closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Mr. Cooper. These risks, as well as other risks related to the proposed transaction, will be more fully described in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed by each company. 2

+ Strategic rationale Accelerating the mission to help everyone home. Powerful homeownership platform with largest servicer and largest originator, driving client benefits at scale Accelerate origination–servicing recapture flywheel by powering 1 of every 6 American mortgages Fuel AI innovation by combining 30 petabytes of data and industry-leading technology Enhance earnings growth opportunity with more stability across all market environments Realize substantial synergies and earnings accretion, while maintaining strong funding and liquidity profile 3

Rocket + Mr. Cooper Transaction summary Structure • 100% stock consideration • Mr. Cooper shareholders will receive a fixed number of shares of Rocket Class A common stock for each share of Mr. Cooper common stock • Exchange ratio of 11.0x is equal to $143.33 in value per Mr. Cooper share • Pro forma ownership of 75% Rocket shareholders / 25% Mr. Cooper shareholders1 Transaction value • $9.4B equity value, equivalent to 35% premium over 30-day volume weighted average price • Mr. Cooper shareholders to receive $2 per share cash dividend prior to transaction close Financial profile • Expected to be accretive in 2025, and mid-teens accretive on a percentage basis to 2026E earnings per share2 • Estimated annual pre-tax run-rate synergies of $500M • $5B of Mr. Cooper’s existing unsecured notes to be restructured or refinanced • $400-500M of acquisition related expenses Timing and • Anticipated to close in Q4 2025 approvals • Mr. Cooper shareholder approval, as well as customary regulatory approvals Management • Jay Bray, Chairman and CEO of Mr. Cooper, to become President and CEO of Rocket Mortgage upon closing of transaction and board • Upon closing, the Board of the combined company will consist of 11 members, 9 of whom will be from the board of Rocket and 2 of whom will be from the board of Mr. Cooper Market data as of March 28, 2025. 1) Pro forma for the acquisition of Redfin 2) Assumes 50% phase-in of synergies 4

Rocket + Mr. Cooper Homeownership partner for life An end-to-end platform … … every step of the client journey. Year 1 Purchase first home Home search Year 3 Refinance into lower rate Home financing Year 5 Purchase bigger home Title and closing Year 10 Loan servicing Cash out equity for kitchen remodel 5

Rocket + Mr. Cooper Integrated homeownership platform 3K loan officers delivering a 76 NPS 62M monthly visitors $2.1T servicing UPB #1 #1 #1 most visited real estate largest mortgage largest mortgage brokerage website originator in the U.S.1 servicer in the U.S.2 12K+ lead and partner 10M servicing real estate agents clients Industry-leading 83% recapture rate 1) 2023 HMDA data based on closed loan units, excluding correspondent lending. 2) Based on unpaid principal balance. 6

Rocket + Mr. Cooper Mr. Cooper business snapshot Company profile Company operations $1,056M CEO Jay Bray HQ Dallas, TX Servicing and origination Special servicing Other Great Place to Work $523M 7,900 certified 6 years team members in a row Real estate auction Document Originations marketplace processing platform $1,417M Servicing Origination (UPB, Dec 31, 2024 ending) (2024) 47% 35% Owned MSRs 53% Direct to Consumer 65% Subservicing Correspondent Total $1.6T Total $23B Servicing 2024 revenue $2,996M Note: Mr. Cooper revenue is adjusted to include interest income. Mr. Cooper other revenue includes Xome, Roosevelt Management, and interest income. 7

Rocket + Mr. Cooper Revenue diversification strengthens foundation with upside for growth 2024 pro forma revenue composition Origination Servicing Other In $, Millions + 28% 17% 24% $8,097 36% Personal finance, 44% title & closing, other $5,101 $2,996 businesses and interest income 17% 59% 47% Recurring servicing 28% fee revenue Note: Mr. Cooper revenue adjusted to include interest income. Note: Rocket other revenue includes revenue from Rocket Money, Rocket Close, Rocket Loans, Rocket Homes, interest income and other, Mr. Cooper servicing fee revenue includes subservicing, special servicing, and master servicing; other revenue includes Xome, Roosevelt Management, interest income and other. Excludes Redfin revenue. 8

Rocket + Mr. Cooper Combined scale significantly enhances platform capabilities $2.1T 9.5M 462K 3x 30PB + servicing origination industry 3 servicing UPB clients clients1 2 data lake recapture rate $593B 2.8M 377K 83% 14PB + + + + + $1,556B 6.7M 85K 50% 16PB Note: Data for full year 2024. balances are as of December 31, 2024. 1) Rocket 377K origination clients includes Redfin’s 11K clients. 2) Industry recapture rate of 28% is average of 24% and 32% refinance retention rate, from June 2024 and December 2024 ICE Mortgage Monitor report, respectively. 3) 14PB data lake includes Redfin’s 4PB of data. 9

Rocket + Mr. Cooper

Leveraging leading technology and data to deliver client-first experiences

Rocket

850M annual client interactions · **3M** clients · **14PB** data[1]

Industry-leading proprietary loan origination platform

Rocket Logic Synopsis	Centralized client database, meta tagging
Rocket Logic Docs	Intelligent document processing platform, 53M documents automatically classified
Rocket Logic Assistant	AI-transcription, used by 3K loan officers, 1.2M call transcripts monthly

mr. cooper

150M annual client interactions · **7M** clients · **16PB** data

Industry-leading servicing tech systems

Sagent	Cloud-native servicing platform
Pyro	Document management system, powered by Google Cloud, 3B pages processed
Agent IQ	AI platform for servicing, used by 1,400 call agents, 400K calls monthly

1) Pro forma for Redfin acquisition

Rocket
10

Rocket + Mr. Cooper Accelerating the origination-servicing recapture flywheel Rocket + Redfin 62M monthly visitors High recapture drives repeat origination $0 client acquisition cost (CAC) through recapture 9.5M servicing clients Rocket + Mr. Cooper 11

Rocket + Mr. Cooper Durable earnings growth potential due to combined scale and recapture ability $1,262B $ 21% of owned > 6.5% mortgage rate 174B portfolio UPB $ 6.0%—6.5% mortgage rate 92B + $996B < 6.0% mortgage rate Pro forma Owned MSR UPB 1 Note: Pro forma owned MSR UPB as of 12/31/2024, excludes sub-servicing UPB 12

Rocket + Mr. Cooper $500M+ of highly achievable run-rate synergies Synergy Category Description Rate & term recapture 15-point uplift to Mr. Cooper’s recapture rate applied to in-the-money serviced loans Revenue $100M+ Title and closing Apply Rocket’s title and close attachment to now-eligible Mr. Cooper DTC refinance originations 50% phase-in 2026 100% phase-in 2027 Escrow and warehouse Optimize earnings on escrow deposits and warehouse interest expense across combined operation Origination Leverage Rocket’s excess capacity and best-in-class origination platform Expense $400M+ Servicing Take advantage of Mr. Cooper’s excess capacity and best-in-class servicing platform 50% phase-in 2026 100% phase-in 2027 Technology and G&A spend Consolidate overlapping technologies (e.g. loan origination and servicing systems) and vendors Corporate overhead Align support services across combined enterprise and eliminate duplicative public company costs 13

Rocket + Mr. Cooper

Rate and term recapture synergy cases

Underwriting — **$65M**

30-year fixed rate mortgage: **6.5%**
Mr. Cooper In-the-money UPB: **$41B**
Recapture rate uplift from **50% to 65%**

Upside — **$150M**

30-year fixed rate mortgage: **6.0%**
Mr. Cooper In-the-money UPB: **$100B**
Recapture rate uplift from **50% to 65%**

Upside+ — **$330M**

30-year fixed rate mortgage: **6.0%**
Mr. Cooper In-the-money UPB: **$100B**
Recapture rate uplift from **50% to 83%**

Note: Does not include any incremental cash-out, second lien home equity, or purchase transactions resulting from higher recapture rate.
In-the-moneyness defined as Mr. Cooper clients with a 50-bps or greater benefit between assumed market rate and their current mortgage rate.
40% of in-the-money Mr. Cooper clients will transact and take advantage of lowering monthly mortgage payment with a rate-term refinance transaction.
Contribution margin (e.g. gain-on-sale and title revenue less variable origination costs) of 250 bps applied to recaptured origination volume.

Rocket

14

Rocket + Mr. Cooper Deep funding and liquidity profile Funding capacity Available liquidity $52B of combined funding capacity $52B Over $11B in combined available liquidity $11B Warehouse facilities Available cash Financing facilities Undrawn line of credit Unsecured bonds $9B $32B $8B $4B $16B $7B $20B $4B $8B $5B $5B $8B $3B $21B $7B $27B $3B $1B $4B Pro forma Pro forma1 Note: Balances as of Dec 31, 2024 and do not account for potential lender consolidation, which is expected over time as the organization optimizes its banking group and funding structure post-merger. Also excludes Rocket Loans personal loan funding facilities. Figures may not sum due to rounding. 1) Includes merger adjustments 15

Rocket + Mr. Cooper Brands renowned for exceptional client service #1 Freddie Mac’s Top Honor Servicer Honors and Rewards Program (SHARP) Mortgage brand 76 Fannie Mae’s Top Honor Servicer Total Achievement and Rewards (STAR) Most awarded Net promoter score mortgage brand 22 J.D. Power awards across mortgage SQM Customer Service Awards origination and servicing 97% Agent support and call center certification awards #1 in customer satisfaction Net client retention 16

Rocket + Mr. Cooper Culture of client-centric innovation and operational excellence We are the “they” Cheerleaders for our team Obsessed with finding a better way Challengers of convention Every client, every time Champions for our customers 17

+ Powerful homeownership platform with largest servicer and largest originator, driving client benefits at scale Accelerate origination–servicing recapture flywheel by powering 1 of every 6 American mortgages Strategic rationale Fuel AI innovation by combining 30 petabytes of data and industry-leading technology Accelerating the mission to Enhance earnings growth opportunity with more stability across all market environments help everyone home. Realize substantial synergies and earnings accretion, while maintaining strong funding and liquidity profile 18

Appendix 19

Rocket + Mr. Cooper: Appendix

Pro forma capitalization

In $, Millions

	A	B	C	D
		Rocket[1] *12/31/2024*	**Mr. Cooper** *12/31/2024*	**Pro Forma**[2] *Combined*
1	Warehouse funding facilities	6,855	2,016	8,871
2	Other secured financing	93	1,247	1,340
3	**Funding debt**	**$6,948**	**$3,263**	**$10,211**
4	MSR facilities	-	3,650	3,650
5	Senior unsecured notes	4,611	4,891	9,502
6	**Corporate debt**	**$4,611**	**$8,541**	**$13,152**
7	Total debt	$11,559	$11,804	$23,363
8	Cash and cash equivalents	$1,175	$845	$1,548
9	Net debt	$10,384	$10,959	$21,815
10	Tangible common equity	$6,556	$4,195	$10,278
11	Total managed assets	$20,189	$17,145	$36,862
12	Net debt to tangible equity[3]	1.6x	2.6x	2.1x
13	Net corporate debt to tangible equity[4]	0.5x	1.8x	1.1x
14	Tangible equity to managed assets[5]	32%	24%	28%

1) Rocket Loans funding facilities are excluded, as they are accounted for under other debt on the balance sheet.
2) Figures presented incorporate transaction adjustments.
3) Total Debt to Tangible Equity Ratio – Calculated as total debt (sum of mortgage warehouse, EBO, servicing advance, MSR, and senior note debt) divided by tangible equity (total equity minus goodwill and deferred tax assets (DTA)).
4) Net Corporate Debt to Tangible Equity Ratio – Defined as net corporate debt (MSR and senior note debt minus cash and cash equivalents) divided by tangible equity (total equity minus goodwill and DTA).
5) Tangible Equity to Managed Assets Ratio – Determined by dividing tangible equity (total equity minus goodwill and DTA) by managed assets (total assets minus goodwill, DTA, and loans subject to repurchase from GNMA).

Rocket

20

Rocket + Mr. Cooper: Appendix Pro forma P&L In $, Millions A B Pro Forma 12 months ended December 31, 2024 Revenue 1 Gain on sale revenue $3,536 2 Servicing fee revenue 3,684 3 Servicing amortization (1,664) 4 Net servicing fee 2,020 5 Mark to market 280 6 Interest income 1,213 7 Other income 969 8 Total revenue $8,018 Expenses 9 Salaries, commissions and employee benefits $2,956 10 General & administrative expenses 2,341 11 Interest expense 851 12 Other expense 301 13 Total expenses $6,449 14 Income tax expense 264 15 Net income $1,305 Note: Interest income primarily includes float interest earned on custodial cash deposits associated with the servicing portfolio and also interest earned on mortgage loans held for sale net of the interest expense paid on our loan funding facilities. 21

Rocket + Mr. Cooper: Appendix Pro forma balance sheet In $, Millions A B Pro Forma As of December 31, 2024 Assets 1 Cash and cash equivalents $1,548 2 Mortgage servicing rights (MSRs), at fair value 19,372 3 Mortgage loans held for sale, at fair value 11,384 4 Goodwill and other intangibles 8,726 5 Other assets 9,270 6 Total assets $50,300 Liabilities 7 MSR funding facilities $3,650 8 Warehouse funding facilities 8,871 9 Other secured funding facilities 1,340 10 Unsecured financing facilities 9,502 11 Other liabilities 7,182 12 Total liabilities $30,545 13 Equity 19,755 14 Total liabilities and equity $50,300 22

Rocket + Mr. Cooper: Appendix Pro forma servicing UPB In $, Billions Owned $2,149 Subserviced $1,556 $1,262 $736 $593 $526 $68 $820 $888 Pro forma Note: Pro-forma owned MSR UPB as of 12/31/2024 23